The Swiss Helvetia
Fund, Inc.

Annual Meeting of Stockholders
June 10, 2009

The macro-economic situation in March at the beginning of the stock market rally

SZLIS Last -0.87 JAN Next 02/27/09 05:30 Surv -- Index GPO
Switzerland KOF Leading Economic Indicator
SZLIS INDEX
Hide
GP - Line Chart
Page 1/13
Range 01/31/98 - 01/31/09
Upper Revised Line
Mov. Avgs
Currency CHF
Period Monthly
Lower None
Mov. Avg
Events
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-0.87
-1.00
Last Price -0.87
High on 12/31/99 2.69
Average 1.29
Low on 01/31/09 -0.87
Dec 31 1999
Dec 31 2001
Dec 31 2003
Dec 31 2005
Dec 31 2007
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2009 Bloomberg Finance L.P.
SN 837111 G589-301-0 17-Feb-2009 15:56:06

Swiss Leading Indicator

SWITZERLAND:
HEADLINE CPI (SNB Ceiling Of 2%)
CORE CPI*
REAL GDP GROWTH (LS)
PMI COMPOSITE INDEX** (RS)
NUMBER OF BANKRUPTCIES**
!!
Ann%
Chg
%
3
2
1
0
4
2
0
60
50
40
20
0
-20
1998
2000
2002
2004
2006
2008

* CORE EXCLUDES FOOD AND ENERGY
** SHOWN SMOOTHED EXCEPT FOR LAST DATA POINT

© BCA Research 2009

Swiss economic activity down as well as CPI

Banks: Leverage and equity cushion - ranked according to equity cushion						
Company	Total assets in € bn 2008	Shareholders equity in € bn 2008	Tier 1 ratio BIS 2008	Risk-weighted assets* in € bn 2009	Leverage ratio: Asset/shareholders' equity 2008	Reduction of assets which erases current shareholders equity
Deutsche Bank	1,936	33.4	9.9%	335.0	57.9	-1.7%
Commerzbank	592	13.2	10.5%	229.1	45.0	-2.2%
UBS	1,382	31.9	11.5%	228.0	43.4	-2.3%
Société Générale	1,178	33.0	7.6%	373.3	35.8	-2.8%
BNP Paribas	1,781	53.8	7.6%	498.4	33.1	-3.0%
Crédit Agricole SA	1,524	46.1	7.3%	386.5	33.1	-3.0%
Credit Suisse	870	31.1	12.7%	199.3	27.9	-3.6%
UniCredit	1,037	60.2	7.1%	545.7	17.2	-5.8%
Raiffeisen International	81	6.2	8.4%	74.3	13.2	-7.6%
Julius Baer	30	4.8	15.1%	9.5	6.2	-16.0%
Oppenheim banking coverage	**12,909**	**418**	**9.0%**	**3,992**	**30.9**	**-3.2%**

* (incl. market risks and operating risks)

Banks in Europe: equity buffer is low (who are the owners of the banks –
shareholders vs. bondholders - dilutive capital increases ?)

Source: Sal. Oppenheim

Valuation Comparison (consensus estimates March 2009)

Estimated P/E :  10.5

Price to book :     1.6

Price to sales :    1.02

Dividend yield :   3.5%

Estimated P/E :   12.5

Price to book :      1.6

Price to sales :      0.8

Dividend yield :     3.5%

Swiss Performance Index

S&P500

Cheap but :           - book value at risk to be hit by goodwill impairment

                                                      - dividends at risk to  be cut in current environment of scarce capital

                                                      - earnings expectation have been cut a lot but some downside still possible if deflation persists  (margin pressures)

Credit Yields Still Attractive vs. Dividend Yields

S&P 500 Dividend Yield vs BBB Corp Yield
12%
10%
8%
6%
4%
2%
0%
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Difference
S&P 500 Dividend Yield
IG Corp Yield

Source: Morgan Stanley, Compustat, the Yield Book

Dividend Cuts on the Rise, and Poised to Move Higher – Including Among Non-Financials

Percent of S&P 500 Companies Reducing LTM Dividends
10%
8%
6%
4%
2%
0%
1999
2001
2003
2005
2007
S&P 500
S&P Non-Financial

US Corp Bond Yield (Baa)
US Equity Dividend Yield
US 10Y Treasury Yield
Equity Yield Drops Below Bond Yields
Equity Yield Back Above Treasury Yield
18
16
14
12
10
8
6
4
2
0
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
00
05

Sources: Global Financial Data, Data Stream, and Citi Investment Research

Valuation comparison between the stock market and the
credit market (US): credit much cheaper than equity

Chart 16: Global Prospective PE

28
26
24
22
20
18
16
14
12
10
8
Prospective PE
Average
88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09

Source: Merrill Lynch Global Quantitative Strategy, MSCI, IBES

Analysis of the March rally: Trader Rally?

P/E expansion (not earnings growth) in March (biggest move since 2000)-
however still below average since 1988

Forward P/E Swiss market

25.00
23.00
21.00
19.00
17.00
15.00
13.00
11.00
9.00
7.00
5.00
9/30/1996
12/30/1996
3/30/1997
6/30/1997
9/30/1997
12/30/1997
3/30/1998
6/30/1998
9/30/1998
12/30/1998
3/30/1999
6/30/1999
9/30/1999
12/30/1999
3/30/2000
6/30/2000
9/30/2000
12/30/2000
3/30/2001
6/30/2001
9/30/2001
12/30/2001
3/30/2002
6/30/2002
9/30/2002
12/30/2002
3/30/2003
6/30/2003
9/30/2003
12/30/2003
3/30/2004
6/30/2004
9/30/2004
12/30/2004
3/30/2005
6/30/2005
9/30/2005
12/30/2005
3/30/2006
6/30/2006
9/30/2006
12/30/2006
3/30/2007
6/30/2007
9/30/2007
12/30/2007
3/30/2008
6/30/2008
9/30/2008
12/30/2008
3/30/2009
6/30/2009

Analysis of the March rally: same situation as the Swiss Market

Source Factset

Current Macro-Economic Conditions

Federal Reserve balance sheet
$ bln
$ bln
MBS + TALF
Commercial paper facilities
Swaps with foreign central banks
Provision of liquidity to domestic banks and dealers
Support for critical institutions
Repo
Other
Treasury securities
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09

Huge government intervention: fiscal stimulus and substitution of private balance sheet by public balance sheet

Source Deutsche Bank

SZLIS Last -1.86 MAY Next 06/26/09 05:30 Surv -- Index GPO
Switzerland KOF Leading Economic Indicator
SZLIS INDEX Hide
GPO - Bar Chart
Page 1/8
Range 06/30/03 - 05/31/09 Upper Latest/Last R Mov. Avgs Currency CHF
Period Monthly Lower None Mov. Avg 15 Events
Last Price -1.86
High on 02/29/04 2.43
Average 1.31
Low on 04/30/09 -1.86
2.00
1.00
0.00
-1.00
-1.86
Dec 31 2003
Dec 31 2004
Dec 31 2005
Dec 31 2006
Dec 31 2007
Dec 31 2008

NAPMPMI Last 42.8 MAY Next 07/01/09 10:00 Surv -- Index ECO
ISM Manufacturing PMI SA
NAPMPMI INDEX Hide
GP - Line Chart
Page 1/4
Range 06/30/03 - 05/31/09 Upper Latest/Last Re Mov. Avgs
Period Monthly Lower None Mov. Avg 15 Events
Last Price 42.8
High on 05/31/04 61.4
Average 51.8
Low on 12/31/08 32.9
60
55
50
45
42.8
40
35
Dec 31 2003
Dec 31 2004
Dec 31 2005
Dec 31 2006
Dec 31 2007
Dec 31 2008

Swiss leading indicator through  May 9th / US ISM manufacturing through June 1st

Source Bloomberg

Still contracting < 50

but at a slower pace

and the new orders

component was

above 50

GRIFPBUS Last 84.2 MAY Next 06/22/09 04:00 Surv -- Index GPO
Ifo Pan Germany Business Climate
GRIFPBUS INDEX
Hide
GPO - Bar Chart
Page 1/8
Range 06/30/03 - 05/31/09 Upper Latest/Last R Mov. Avgs Currency EUR
Period Monthly Lower None Mov. Avg 15
Events
Last Price 84.2
High on 12/31/06 109.1
Average 98.1
Low on 03/31/09 82.2
110
105
100
95
90
85
84.2
80
Dec 31 2003
Dec 31 2004
Dec 31 2005
Dec 31 2006
Dec 31 2007
Dec 31 2008
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2009 Bloomberg Finance L.P.
SN 837111 G589-301-0 01-Jun-2009 13:21:26

German business climate indicator through June 1st

Source Bloomberg

2 Year Swiss Government Bond Yield
(1/01/02 - 5/29/09)

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09

10 Year Swiss Government Bond Yield
(1/01/02 - 5/29/09)

4.00
3.50
3.00
2.50
2.00
1.50
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09

Swiss Economy : GDP
seasonally adjusted / quarterly y-o-y (real)
(12/31/99 - 3/31/09)

5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0

Swiss Economy : Jobless Rate
(12/31/93 - 4/30/09)

6.0
5.0
4.0
3.0
2.0
1.0
0.0
Dec-93
Aug-94
Apr-95
Dec-95
Aug-96
Apr-97
Dec-97
Aug-98
Apr-99
Dec-99
Aug-00
Apr-01
Dec-01
Aug-02
Apr-03
Dec-03
Aug-04
Apr-05
Dec-05
Aug-06
Apr-07
Dec-07
Aug-08
Apr-09

USDCHF ↓1.0609 -.0093 BGN 1.0608/1.0611 BG Curncy GP0
At 16:19 Op 1.0703 Hi 1.0744 Lo 1.0591 Close 1.0703 Value 6/ 4/09
USDCHF BGN CURNCY
Hide
GP0 - Bar Chart
Page 1/43
Range 01/01/99 - 05/29/09 Upper Bar Chart Mov. Avgs Currency CHF
Period Weekly Lower None Mov. Avg Source BGN Events
-41.56% (450%ann)
1.8000
1.6000
1.4000
1.2000
1.0688
1.0000

% OF GDP
U.S.
4
3
2
NET DEBT INTEREST PAYMENTS
FORECAST*
FORECAST**
% OF GDP
U.K.
4
3
2
% OF GDP
EURO AREA
JAPAN
4
2
0
1960
1970
1980
1990
2000
2010
* ASSUMES GOVERNMENT BORROWING RATES RISE SUCH THAT BOND YIELDS RETURN TO EQUILIBRIUM
** ASSUMES GOVERNMENT BORROWING RATES ARE HELD CONSTANT
© BCA Research 2009

USD vs. CHF downtrend  still in place (-6.5% per year since 2002)
and US government debt burden (incentive to deflate currency)

SWISS FRANC

3 months CHF Libor vs. 3 months CHF Overnight Indexed Swap

U.S. DOLLAR

3 months US Libor vs. 3 months US Overnight Indexed Swap

Interbank markets (Libor/OIS spread) in CHF and USD continued to improve on central bank’s support (5/29/09)

Risk appetite and liquidity on credit markets returned remarkably, resulting in a significant reduction of spreads and an increase in prices of approximately 30%.

Commercial mortgage backed securities are still lagging, as the S&P recently threatened to downgrade 90% of those securities, which would throw them out of the FED 1000bn USD “term asset-backed securities loan facility” (TALF) as only AAA qualify for this program.

First (marginal) decrease on delinquency rates on sub-prime mortgages since May 2008 at currently 5.82% (from 5.87%), still significantly above 3.4% in May 2007.

Government insurance/backstop facilities should prevent banks from further significant write-
downs, liquidity facilities stabilized markets.

High demand for corporate debt whereas demand for syndicated loans and hybrid structures
(except convertibles) dropped; demand for private equity flat, deals only done with government support/guarantee (e.g. BankUnited).

Falling corporate CDS (credit default swaps) across sectors but rising CDS on sovereign debt combined with rising government bond yields signal the right time  to exit Treasuries.

Rising prices for high yield (HY) debt due to narrowing HY/Treasury Yield spreads.

High amount of debt still at risk of bankruptcy, according to S&P; this includes approximately 300 companies with more than 520bn USD debt outstanding.

FDIC watch list of troubled banks increased to 305 in May after 252 in December 2008; available
FDIC funds fell to 13bn USD, mainly driven by 36 bank bankruptcies YTD 2009 and 25 bankruptcies in 2008.

US banks set aside 60.9bn USD for loan losses in 1Q09 with the biggest increase on credit card debt

Summary of the current situation on the credit market

Swiss Market and SWZ Portfolio Review

Banks
Retail
Chemicals
Personal & Household Goods
Basic Resources
Industrial Goods & Services
Financial Services
Construction
Technology
Food and Beverages
Healthcare
Utilities
Insurances
-15.00%
-10.00%
-5.00%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%

Swiss Performance Index (SPI) Industry Groups Including Call and Put Options

Performance YTD as of 5/29/09 in CHF

ENTIRE SPI                    + 1.04%

57% of the Swiss market :

Healthcare and Food :51%

Nestle SA
Roche Holding AG
Novartis AG
UBS AG
Basilea Pharmaceutica AG
ABB Ltd.
Temenos Group AG
Alpiq Holding AG
Addex Pharmaceuticals Ltd.
Credit Suisse Group AG
Swatch Group AG
Acino Holding AG
Actelion Ltd.
Sulzer AG
Romande Energie Holding SA
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
16.00%
17.00%
18.00%
19.00%
% of SWZ
% of SPI

      SWZ 15 Largest Holdings* Including Call and Put Options on Individual
Securities
as of 5/29/09 in CHF

*Position in each security  includes the proportional exposure (delta) to the underlying security controlled  by the option contract

The total amount of premium (investment at risk) of calls and puts on individual securities is :
1.5.% of the portfolio

Valuation decline : Nestle, Novartis, Roche

          Stock Total Return  2007-09      Revenue  08    Rev. 09E    Earnings 08  Earn. 09E

*Nestle :           -21%                               +2%                +3%            + 8%        0%(normalized)

**not accounting for share buy-backs

*local currency

3.6%

2.8x

11x

Roche :

2.8%

1.6x

13x

SPI :

4.7%

1.8x

10x

Novartis:

3.8%

2.7x

12x

Nestle:

Dividend Yield**

Price to Book current

P/E 09E

Defensive measures against risk to revenues and earnings :

Novartis : diversification outside pharmaceuticals and cost cutting,
Roche :    synergies  with Genentech,
Nestle :    cost improvement, pricing and promotion activities to promote volume growth

HEALTHCARE
146,819,656
34.9%
FOOD & BEVERAGES
77,890,500
18.5%
INDUSTRIAL GOODS & SERVICES
35,962,863
8.5%
BANKS
35,564,591
8.4%
UTILITIES
33,499,314
8.0%
CASH
23,374,055
5.6%
TECHNOLOGY
20,361,600
4.8%
CHEMICALS
18,615,186
4.4%
FINANCIAL SERVICES
10,325,196
2.5%
PERSONAL GOODS AND SERVICES
8,271,481
2.0%
PRIVATE EQUITY
6,553,348
1.6%
RETAIL
5,703,750
1.4%
CONSTRUCTION & MATERIAL
1,044,200
0.2%
CALLS ON INDICES
0.0%
TRAVEL & LEISURE
0.0%
TELECOM
0.0%
MEDIA
0.0%
ENERGY
0.0%
BASIC RESOURCES
0.0%
AUTO & PART
0.0%
INSURANCE
0.0%
PUTS ON INDICES
(10,528,120)
-2.5%

SWZ Sector Allocation in CHF 5/29/09:
portfolio still rather defensive (chart includes put and call options on individual securities and index)

*The delta represents the exposure to the underlying security controlled by the option contract

Cash and puts on index (as reflected by delta*)  represents : 8.1% of portfolio

UTILITIES
CASH
TECHNOLOGY
PUTS ON INDICES
HEALTHCARE
PRIVATE EQUITY
RETAIL
CHEMICALS
CALLS ON INDICES
AUTO & PART
BASIC RESOURCES
MEDIA
TRAVEL & LEISURE
ENERGY
FINANCIAL SERVICES
PERSONAL GOODS AND SERVICES
TELECOM
INDUSTRIAL GOODS & SERVICES
FOOD & BEVERAGES
CONSTRUCTION & MATERIAL
INSURANCE
BANKS
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%

SWZ Sector Active Weight vs. SPI in CHF (5/29/09)

Total assets
421,150,448
100.00%
Cash
23,374,055
5.55%
Puts (delta)
-4.69%
(19,768,728)
Calls (delta)
19,502,649
4.63%
Net exposure
397,510,315
94.39%
(100,000,000)
-
100,000,000
200,000,000
300,000,000
400,000,000
500,000,000

SWZ portfolio current market exposure in CHF as of  5/29/09 =  95% :

Beta :    0.85

SWZ NAV volatility (100 days annualized) : 10.56%

Swiss Performance Index volatility (100 days annualized): 15.19%

SPI Cumulative Return
Spread SWZ vs SPI
13%
10%
7%
4%
1%
-2%
-5%
-8%
-11%
-14%
-17%
-20%
-23%
-26%
-29%
-32%
-35%
-38%
-41%
-44%
-47%
-50%

Market Performance Comparison:

total returns in USD (SWZ performance is NAV total return)

The Swiss Helvetia Fund Total Return Comparative Summary  12/31/2007 to 5/29/09
in Swiss franc

-7.41%

-33.36%

-16.02%

+3.4%

0.8%

2009 to 5/29:

-23.62%

-44.5%

-29.12%

2008:

SWZ

Euro Stoxx 50

Swiss Performance Index

SECTOR SELECTION	SECURITY SELECTION	SUM
HEALTHCARE	-0.41%	-3.34%	-3.75%
HEDGES ON INDEX	-3.61%		-3.61%
BANKS	-4.62%	1.20%	-3.42%
INDUSTRIAL GOODS & SERVICES	-0.93%	-1.45%	-2.38%
TECHNOLOGY	0.61%	0.45%	1.06%

Performance Analysis:

cumulative performance attribution YTD (5/29/09)*

Main negative contributors (vs SPI)

Main positive contributor (vs SPI)

*Underperformance vs SPI 16.84%

V3X 24.97Y as of close 5/26
Index GPO
Cancel: Screen not saved
V3X INDEX
Hide
GPO - Bar Chart
Page 1/13
Range 09/26/08 - 05/26/09
Upper Bar Chart
Mov. Avgs
Currency CHF
Period Daily
Lower None
Mov. Avg
Events
Last 37.85792
High on 10/17/08 133.27759
Average 63.26501
Low on 05/20/09 35.56174
140
120
100
80
60
37.85792
Sep 30
Oct 31
Nov 28
Dec 30
2008
Jan 30
Feb 27
Mar 31
Apr 30
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2009 Bloomberg Finance L.P.
SN 837111 G713-301-0 26-May-2009 18:17:11

Swiss Market Index  implied volatility huge swings and gaps

A drop from 60% volatility to 37% for the typical hedge used (3 to 6 months volatility with 95% protection on the Swiss Market Index) would cause the option to lose 45% of its value everything else being equal, this would be avoided using futures.

SUMMARY

	2008	2009
1) INVESTMENTS (Long calls)		
Call portfolio realized gain/(loss)	(11,043,506.39)	(9,755,961.0)
Call portfolio unrealized gain/(loss)	(4,464,569.57)	2,588,469.6
Total	**(15,508,075.95)**	**(7,167,491.4)**
2) INSURANCE (Long puts)		
Put portfolio realized gain/(loss)	39,173,924.70	(18,677,975.0)
Put portfolio unrealized gain/(loss)	(1,378,156.11)	(10,706,375.0)
Total	**37,795,768.58**	**(29,384,350.0)**
3) RETURN ENHANCEMENT (Short call)		
Short call portfolio realized gain/(loss)	(119,282.50)	1,345,490.0
Short call unrealized gain/(loss)	-	(318,000.0)
Total	**(119,282.50)**	**1,027,490.00**

SWZ options Portfolio Recap:

looking at the put and call options

**Long puts performance in 08 on average assets :                             +6.6%

Total derivative performance 08 on average assets :                         +4%

**Hedge performance in 09 on average assets :        -6.3%

Total derivative performance 09 on average assets :                         -7.5%

**puts bought on the index and on individual stocks

SWZ options portfolio current premium and volatility exposure as of May 29 th

Long puts:

Total premium :  CHF 3.4 mio

Sensitivity to 1% change in volatility on the position = +/- 3.4% (impact on premium)

Long calls:

Total premium call option on stocks : CHF 3.7 mio

Sensitivity to 1% change in volatility on the position = +/-3% (impact on premium)

Call spread premium (long call-short call on same underlying securities) :
CHF 1.2 mio

Sensitivity to 1% change in volatility on the position = +/-1.7% (impact on premium)

Total option portfolio :  CHF 8.3 mio (1.9% of SWZ)

Swiss Helvetia Fund – Private Equity Portfolio - Strategy

Private Equity - Terminology

The asset class is often categorized under the umbrella of
“alternative investment”.

Private Equity is the universe of all Venture and Buyout
investing, whether such investments are made through
funds, direct or secondary investments.

Terminology may vary between Europe and USA

Private Equity in EU is broadly subdivided into venture
capital and buyouts.

In US, buyouts are often referred to Private Equity.

Private Equity – SWZ Investment Opportunities

Investment Focus

Mid-size Buy outs [1]

Venture Capital [2]

Pre-IPO financings [3]

Secondary transactions [4]

Asset Allocation

Limited Partners Interests [1] [2]

Co-Investments [3]

Direct Investments [4]

[1] Zurmont Madison Private Equity, L.P.

[2] Aravis Biotech II, L.P.

[3] Synosia Therapeutics Holding

[4] Secondary transaction (undisclosed)

Asset allocation reduces PE
portfolio risk without
compromising expected IRR

Diversification offers multiple
exit options: IPO, trade sale,
secondary sale

A mix between LP investments
and direct or co-investments
answer diversification need

SWZ Private Equity – Portfolio as of June 2009

Private Equity portfolio

Limited Partnership interests

Zurmont Madison: May 2007

Aravis Biotech II: October 2007

Co-Investment

Synosia AG: October 2008

Secondary transactions

Deal 4 (undisclosed): June 2009 (closing)

Deal 5 (undisclosed): H2 2009 (binding offer)

Total commitments

CHF 22mn; 5.2% of SWZ (as a percent of net assets, 05/19/09)

64% committed in buyouts

36% committed in ventures

Total draw-downs (total contributions)

CHF 7.4mn; 1.7% of SWZ (as percent of net assets, 05/19/09)

53% draw-downs in buy-outs

47% draw-downs in ventures

Own network generates most deals

12%
8%
20%
60%
SWZ management - personal contacts
Industry network
Banks
SWZ BOD

Screening Process

80% of original deal flow fits in SWZ focus

⇩

65% of identifed targets are screened further
site visit, management presentation

⇩

10% of companies are selected to complete the due diligence
financial and legal due diligence
initial negociation of the transaction terms

SWZ Private Equity – A Robust Deal Flow (1)

Expertise in Deal Sourcing, Structuring and Executing of Transactions

Zurmont Madison
Limited Partnership)
Aravis II
Limited Partnership)
Synosia
Co-investment
Deal 3 – closing June '09
Secondary transaction
Deal 4 – closing H2 '09
Secondary transaction
Due diligence on-going or discontinued
Jade Invest
Renaissance
Endeavour
Sollaris
Swiss Medical Solution
Aleva
Neomed
Ulexit
TBS
Exichol
Esbatech
Polytech Venture
Nemodevices
Selectron
Spineart
Symetis
M&P Pharma
Eyesense
Globex Paynet
Dragon Line

SWZ Private Equity – A Robust Deal Flow (2)

2007 H2

2009

2008

SWZ Private Equity
Investment Strategy To Drive Superior Returns

Investment restrictions imposed by SWZ

Deal size (voting rights), financial structure (equity), geographic focus.

A selective process that fits high standards

Focus on companies with a clear strategy and competitive advantages;

Company management experience and validated capacity for execution;

Co-investment with leading institutions including banks, institutional investors, VCs,
Private Equity Investors and High Net Worth Individuals;

Clear path to early liquidity, consider mid- to late-stage investments.

Due diligence process

Financing and legal due diligence;

Shareholding structure: capitalization table, type of shares (common, preferred, warrants), conversion of shares;

Right and obligation attached to certificates (i.e. liquidation preference);

Valuation: conditions of the last financing round, comparables, financial analysis.

SWZ Private Equity
Investment Strategy To Drive Superior Returns
(cont’d)

Negotiation of the terms of investment

Negotiate the financial terms of the transactions, some rights and impose some obligations on the company and its founder in order to diminish the risk attached  to investment. These rights and obligation are mainly related to:

The control on the “structure” of the company (General Assembly, Board seats);

The control on the shareholding structure of the company;

The “exit” conditions;

The protection in case of liquidation of the company or dilutive financing.

SWZ Private Equity
Investment Opportunities in the Secondary Market

Traditionally the secondary market was seen as an exit strategy for PE investors

Divestment of non-core assets

Reduction of risk exposure of portfolio

Early realization of returns

Over the past few years interest in the secondary market has increased considerably

Liquidity for new investments

Many new players entered the market with large amount of capital raised in secondary Funds

-         Goldman Sachs raised USD 5.5bn for secondary fund surpassing all expectations

SWZ Private Equity
Investment Opportunities in the Secondary Market
(cont’d)

Current market conditions created liquidity issues

-        Banks, which account for about 25% of private equity investors, are expected to be large sellers of private equity portfolios

-        Several partnerships are forced to sell at distressed prices

Opportunities are found at large discount with great variety and quality of assets

SWZ managers will continue to focus on direct individual holdings and favor high quality assets with negotiated discounted prices

Private Equity – Market Conditions (1)

Buy Out – Deal structures adjust to current environment

Activities nearly halted in the CHF 100 million plus transactions

Few mid-sized buy out deals have been concluded

Financing situation becoming more challenging (Q1 ’09)

Lack of syndication interests between banks

Swiss market remains active with regional banks supporting small to mid-sized transactions

Financing terms have further tightened

Debt capacity levels capped at 3x to 4x EBITDA

Equity contribution is expected to rise significantly (>50%)

Company purchase price multiple have adjusted in US. European market started to show signs of a price correction (competition, auctions, undrawn capital available)

Valuation mark down based on “fair market value” accounting and valuation principles

Venture Capital

Fund raising remains challenging but certain sectors (energy, greentech) remain attractive

Majority of transactions have equity component only (investments are usually not leveraged;
convertible debt in bridge loan transactions)

High quality companies are not negotiated at distressed valuation. Attractive terms are found on the secondary market however

Realization of investments (exits) thought IPOs is uncertain in the medium term

Transaction terms in trade sales are interesting with M&A momentum observed in certain sectors

YTD 2009 Value
€1.35bn
YTD 2009 Volume
18
Volume
250
200
150
100
50
0
80
70
60
50
40
30
20
10
0
Value (€bn)
Q1 2003
Q3 2003
Q1 2004
Q3 2004
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008
Q1 2009

Private Equity – Market Conditions (2)

European Buy Outs 2003-2009

Source: unquote”/Private Equity Insight

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$10,000.00
$8,181.76
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

SWZ: Performance Analysis
YTD 12/31/08 - 5/29/09 (USD)

S&P 500 total return : + 2.98%

Share price total return in USD: - 18.18%

Performance of Fund

In local currency :

-15.83%

Swiss Francs

vs. USD:

-0.20%

Discount

Impact:

-2.60%

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$10,000.00
$7,701.79
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

SWZ: Performance Analysis
calendar year 12/31/07 - 12/31/08 (USD)

Share price total return in USD: - 22.98%

S&P 500 total return : - 37.00%

Performance of Fund

In local currency:

-28.04%

Swiss Francs

vs. USD:

+5.99%

Discount

Impact:

+0.98%

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$10,000.00
$14,368.56
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

SWZ: Cumulative Performance Analysis
5 calendar years 12/31/03 - 12/31/08 (USD)

S&P 500 total return : + 7.64%

Share price total return in USD: + 43.69%

Performance of Fund

In local currency :

+21.56%

Swiss Francs

vs. USD:

+13.94%

Discount

Impact:

+3.74%

Total return YTD as of 4/30/09	Total return as of year ended December 31 2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	Cumulative Performance 12/31/96 - 4/30/09
Swiss Helvetia Fund	-16.83%	-28.19%	-2.67%	20.56%	33.20%	7.76%	22.64%	-20.40%	-22.91%	14.06%	14.70%	16.67%	63.99%	78.21%
Swiss Performance Index (SPI)	-1.79%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	78.64%
Swiss Market Index (SMI)	-5.58%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	82.66%
iShares Switzerland[2]	-6.38%	-31.59%	-0.97%	20.02%	32.49%	6.34%	19.14%	-26.23%	-23.12%	7.79%	12.22%	11.74%	47.79%	44.66%
CS EF Swiss Blue Chips[3,7]	-2.99%	-35.72%	-1.65%	18.78%	32.27%	2.79%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.50%	41.46%
UBS(CH) Equity Fund[4,7]	-1.59%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.79%	55.94%	44.61%
Pictet(CH) - Swiss Equities[5,7]	0.77%	-36.50%	1.94%	19.37%	37.06%	7.09%	20.10%	-27.93%	-22.39%	7.34%	9.38%	11.09%	55.65%	66.83%
Saraswiss (Bank Sarasin)[6,7]	-4.61%	-34.87%	-2.86%	18.69%	33.09%	2.93%	19.64%	-28.51%	-24.49%	9.72%	7.10%	14.41%	53.57%	30.87%

Sources: Bloomberg, management companies' websites and Citi Fund Services, LLC.

Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 4/30/09 = 1.14.

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value.

The investment objective seeks to provide results that are aligned with the SPI performance.

This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

Peer Group Performance Comparison in Swiss Francs as of
4/30/091

2008 LIPPER
PERFORMANCE ACHIEVEMENT CERTIFICATE

Swiss Helvetia Fund, Inc

Ranks Number One in the
Lipper Closed-End Equity Fund Performance Analysis Service
Five Years Period Ending December 31, 2008

Investment Objective/Lipper Classification
Developed Market Funds

LIPPER
A THOMSON REUTERS COMPANY
Leading Fund Intelligence

ERIC ALMQUIST
CHIEF OPERATING OFFICER

Lipper Closed-End Funds Developed Markets Universe
SWZ Ranked Number One for Five Year Period Ending December 31,
2008*

*Past performance is no guarantee of future results.  The Fund’s website ( www.swz.com) contains more information about The
Fund’s performance.  Lipper ( www.lipperweb.com), a leading global provider of mutual fund information and analysis, is not affiliated with the Fund.  As of December 31, 2008, there were 10 Funds in the Lipper Closed-End Funds Developed Markets
Universe.  The Fund had the best performance for the Three Year period as well.

12%
10%
8%
6%
4%
2%
0%
3.65%
6.57%
7.47%
9.70%
2.59%
5.88%
6.67%
7.00%
10.97%
11.04%
10.42%
2.27%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
payout per year / average share price for the year (monthly observations)
payout average

SWZ Distribution Yield
1/1/97 - 12/31/08

7.02%

SWZ Investment Process – Strategy

Market Outlook

Portfolio level :
Computing market exposure: invested portfolio, including options
Computing portfolio beta based on the weighted beta of the individual positions

Portfolio sectors :
Break-down of the portfolio according to the following factors:  economic sensitivity/ volatility level/ small caps vs. large cap /trading liquidity/specific risk exposure. Checking for correlation inside the sector

Feedback for the analysis: performance attribution analysis: review of stock selection, sector allocation contribution

Adjustment to portfolio if stock picking created some concentrated risk exposure or portfolio experienced shift in risk exposure as result of changing macro economic condition that would change the volatility of the porfolio

Top down approach : portfolio mapping / monitoring and analysis

Bottom-up approach: analysis steps for investment cases

Reported Earnings / Cash flow

normalized (minus real one-offs)

Earnings power

Business cycle
(structure of demand)

Capital Cycle
(structure of supply)

Estimation of warranted equity valuation

Margin of safety:  warranted equity valuation - current valuation

            -Identifying
the risk
factors
driving the
earnings
and the
valuation

-Identifying
the specific
vs the
systematic
component of
each  factor

Examples of risk systematic : GDP growth, inflation, interest rate, sector regulation

Examples of risk specific : FDA review, competitive positioning, brand, management execution

Franchise value

Derivatives Strategies

Market hedge :

-Buying put options on index and on individual stocks to lower the beta of the portfolio and lower the market exposure in times of turmoil.

-Buying puts on underlying positions for which Management is positive on the long term but where short term outlook is uncertain and where volatility is expected to be stable or to increase.

Stock picking :

Buying call options on individual stocks where volatility is expected to be stable or to increase and when  it is more efficient (lower impact on prices)  to gain exposure through options than outright purchase of stocks.

Cash equitization :

Faster deployment of cash into market (call on index) when cash position in the portfolio is high.

Income generation :

Selling covered call on individual positions where upside is limited and volatility is expected to be stable or go down.

Call spreads :

Financing long calls and hedging volatility exposure  of the option with short covered calls

Derivatives decision making and monitoring

1.

Size of the trade :

-hedging = number of shares to hedge

-call buying = number of shares to buy (notional = target % in the portfolio)

-hedging through index and cash equitization: target market exposure

(see below)

2.       Running scenario on proposed strategy to see impact of  profit and loss on the options portfolio and on the entire portfolio.

3.       Running a daily profit and loss for existing derivative portfolio and strategies.

4.       Daily report on the volatility exposure of (vega), underlying exposure (delta), time decay exposure (theta) for each position and each strategy.

5.       Monitoring the impact of the options portfolio on the portfolio as a whole:
market exposure (invested portfolio minus cash minus *cash delta in absolute term of put positions plus cash delta of call positions).

*cash delta = delta per contract * number of contracts * spot price  of the underlying

Outlook:
Stocks for all types of market ? (some examples)

Specific situations less dependant on type of market and less macro-driven

Nobel Biocare, UBS, Swiss Re, Basilea, Sulzer, Actelion

Credit Suisse

Credit Suisse

Credit Suisse

ABB

ABB

ABB

Novartis

Novartis

Novartis

Syngenta

Syngenta

Syngenta

Holcim

Holcim

Holcim

Swisscom

Swisscom

Swisscom

Cyclicals

Cyclicals

Defensives/laggards

Liquidity drives the market /
P/E expansion

Strong improvement in the economy

Market reversal

Chart 32: Performance opportunity from stock selection

Rolling 12m Avg Annualised Std Deviation of Returns in Any One Month
70%
65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
Stock returns more spread out
Performance Opportunity (12m Avg)
Performance Opportunity (monthly)
LT Average

Source: Merrill Lynch Global Quantitative Strategy, MSCI, IBES

Outlook: after the big rally with high correlation between

stocks performance, more opportunity for stock picking ?

Outlook for developed markets

Rally driven by sentiment / liquidity / less negative news on the economy / China Purchasing
Manager Index improvement

But

China loan growth not sustainable

Economy has to recover meaningfully not just only be less bad

Unintended consequences of government unprecedented action will manifest itself
(sovereign credit deterioration, currency volatility, higher government yields, inflation expectations)

Consumer spending in development countries will stay lackluster as savings rates

Continue to be built up in face of wage, taxes and pension uncertainties

Still lots of overcapacities in the economy : margin pressure for companies

Overall less risk on private balance sheets and better economy but increase uncertainties on how governments will reduce deficit and how they will take away the life support from the economy once the latter becomes self sustained.

Still a bear market rally and downside potential exists (especially for cyclicals where profit taking usually occurs when the leading indicators (ISM) recover and get closer to 50 in addition cyclicals are no longer underweight as reported in global survey of portfolio managers)

SWZ portfolio is positioned for more normal conditions (much less cash and hedges) but also for a correction in the cyclical sector and in some financials : overweight in healthcare and food
(Nestle-Givaudan)